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                                                                    EXHIBIT 99.2


PROXY


                           DRESSER INDUSTRIES, INC.

                PROXY FOR 1998 SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints William E. Bradford and Donald C. Vaughn, and either of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Dresser Industries, Inc. to be held at The Horchow Auditorium of the Dallas Museum of Art, 1717 North Harwood Street, Dallas, Texas, at 9:00 a.m. on June 25, 1998, on the following matter and in their discretion on any other matters incident to the conduct of the meeting which may come before the meeting or any adjournments thereof.


               (Continued and to be signed on the reverse side)



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                                                              Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example


To vote in accordance with the Board of Directors' recommendations just sign below; no boxes need to be checked.
The Board of Directors Recommends a Vote FOR Item 1.

Item 1--Proposal to adopt the Agreement and Plan of Merger, dated as of February 25, 1998, among the Company, Halliburton Company and a wholly owned subsidiary of Halliburton Company.

                          FOR     AGAINST     ABSTAIN
                          [ ]       [ ]         [ ]


Item 2--In their discretion, upon such other business incident to the conduct of the meeting as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 1.





SIGNATURE _____________________ SIGNATURE _____________________ DATE ___________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN
      SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.



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